UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2004

                          MEDISCIENCE TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

         New Jersey                    0-7405                    22-1937826
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

1235 Folkestone Way, P.O. Box 598, Cherry Hill, NJ                 08034
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     (Address of principal executive offices)                    (Zip Code)

                                 (856) 428 7952
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On November 11, 2004, Mediscience Technology Corp. (the "Company"), through its wholly-owned New York subsidiary, Medi-Photonics Development LLC ("Our Subsidiary"), and Infotonics Technology Center Inc. ("Infotonics") entered into a Collaborative Research and Development Agreement (the "Agreement"). Infotonics is a not-for-profit consortium founded by Corning, Inc., Eastman Kodak Company and Xerox Corporation. A copy of the Agreement is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            99.1 Collaborative Research and Development Agreement dated as of November 9, 2004, by and between Infotonics and the Company, through its wholly-owned New York subsidiary, Medi-Photonics Development, LLC.

            99.2 Press Release dated November 11, 2004, jointly issued by the Company and Infotonics.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  MEDISCIENCE TECHNOLOGY CORP.


                                                  /s/ Peter Katevatis
                                                  ------------------------------
                                                  Peter Katevatis
                                                  Chief Executive Officer

Date: November 15, 2004


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